SYNERGY
RESOURCES CORPORATION



DELIVERING ENERGY BY DELIVERING RESULTS

EnerCom's The Oil & Gas Conference 16
August 2011

Disclaimer: Forward Looking Statements

SYNERGY RESOURCES CORPORATION

Cautionary Statement Regarding Forward-Looking Statements

- This presentation includes forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933, and Section 21-E of the Securities Exchange Act of 1934.
- Such statements include declarations regarding the intent, belief, or current expectations of the company and its management.
- Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified from time to time in the Company's Reports.
- Forward looking statements provided herein as of a specified date are not hereby reaffirmed or updated.

Introductions – Key Senior Executives

SYNERGY RESOURCES CORPORATION

Industry Leading Oil and Gas Exploration, Production and Distribution Team:
Company's Management has Owned/Operated Over 300 Wells in the Last 25+ years.

Key Corporate Executives

- **Edward Holloway, *President, Chief Executive Officer, Director***
  - 25+ Years of Oil and Gas Executive Leadership
  - Director of Synergy since June, 2008
  - Former Co-Founder, Cache Exploration Inc.
  - Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
  - Board Member of Denver-Julesburg Petroleum Association
  - Past president of Colorado Oil and Gas Association – 1990

- **William Scaff Jr., *Vice President, Secretary, Treasurer, Director***
  - 20+ Years of Oil and Gas Executive Leadership
  - Director of Synergy since June, 2008
  - Former Dresser Industries Area Manager and Total Petroleum Regional Manager
  - Co-Founder, Petroleum Management, LLC and Petroleum Exploration & Management, LLC
  - Board of Trustee of Colorado/Wyoming Petroleum Marketers Association

Introductions - Board of Directors

SYNERGY RESOURCES CORPORATION

Edward Holloway
- Director – June 2008

Raymond E. McElhaney*
- Director – May 2005

R.W. "Bud" Noffsinger, III*
- Director – September 2009

Rick Wilber*
- Director – June 2008

William E. Scaff, Jr.
- Director – June 2008

Bill M. Conrad*
- Director – May 2005

George Seward
- Director – July 2010

- Significant oil and natural gas experience combined with financial management expertise
- George Seward recently appointed as a Director in July, 2010. Mr. Seward co-founded Prima Energy in 1980 and served as its Secretary until 2004 when Prima was sold to Petro-Canada for $534 million

* Denotes independent director.

Company Overview

- Independent operator in the exploration and production of crude oil and natural gas focusing on the Denver-Julesburg Basin.
- Identify opportunities, acquire acreage, drill and develop producing wells by leveraging extensive experience and relationships.
- Expand acreage position in the thriving Denver-Julesburg Basin and develop low cost and low risk vertical wells with nearly a ***100% success rate***.
- Favorable oil and gas contracts in place.





Highlights Snapshot

SYNERGY RESOURCES CORPORATION

Concentration in Wattenberg Field:	400+ Lower-risk drilling locations in the Wattenberg Field – 100+ wells in the permitting process
Upside Potential	Horizontal Drilling in Niobrara – 30 potential horizontal wells on 320 acre spacing
Acreage Expansion	170,000 gross acres and 149,000 net acres
Experienced and Committed Management	Management has more than 25 years of experience in the DJ Basin and owns 20% of the shares outstanding
Operations	Interests in 124 gross wells – net 89 wells, of which Synergy operates 95

Current Producers in the Wattenberg and D-J Basin

- Chesapeake Energy Corporation (NYSE: CHK) – Market Cap $19.6B
  - *Recently sold part of their interest in the Niobrara for over $4,800 per acre total consideration*
- Noble Energy (NYSE:NBL) – Market Cap $15.4B
  - *Has 6 vertical rigs and 2-3 horizontal rigs in the region, expanding to 5 horizontal rigs in 2011*
- EOG Resources (NYSE: EOG) – Market Cap $24.8B
  - *Has 3 rig drilling program in the region and plan on 40 new wells in 2011*
- Anadarko Petroleum (NYSE: APC) – Market Cap $36.3B
  - *Plans to drill 470-500 vertical wells, 20-30 horizontal wells, and refrac 500+ zones in 2011*
- PDC Energy (Nasdaq: PETD) – Market Cap $605.5mm
  - The Niobrara continues to outperform the company's expectations. EURs likely to rise substantially" above 300 mboe in reference to the core Wattenberg
- EnCana (NYSE: ECA) – Market Cap $19.2B
  - Among the largest independent producers in the United States with a significant presence in the Wattenberg and Rocky Mountain Region
- Marathon Oil (NYSE: MRO) – Market Cap $18.9B
  - *Entered into a joint venture with Marubeni Corp, in which a subsidiary of Mauribeni will pay $270 million for a 30% working interest in MRO's 180,000 net acres in the Niobrara formation equating to roughly $5,000 per acre.*

Source: *Bloomberg*
investor presentations
Market values as of August 11, 2011

Leased Acreage

SYNERGY RESOURCES CORPORATION


Laramie
Wyoming
Kimball
Cheyenne
Garden
Deuel
Keith
Sedgwick
Perkins
Logan
Nebraska
Phillips
Chase
Hayes
Weld
Morgan
Dundy
Washington
Yuma
Adams
Denver
Colorado
Arapahoe
Kansas
Douglas
Elbert
Lincoln
Kit Carson

- Significant number of vertical wells in the Codell/Niobrara/J-Sands formations
- Highly prospective for the horizontal Niobrara
- Advancements in horizontal drilling, coupled with the relatively untapped potential of the Niobrara creates a significant opportunity for growth in SYRG's core geographic area

Strengths of the Wattenberg Field

- Efficient use of capital
- Build reserves and cash flow to fund future drilling program
- Significant upside potential from multiple pay zones and horizontal wells targeting the Niobrara.

Low Drilling and Completion Costs

Rapid Return on Investment

High Success Rate (99% of Wells in Wattenberg Fields Are Completed)

Low Lifting Costs (Less than $3 per Barrel)

Horizontal Drilling in Niobrara

Liquid-Rich Natural Gas (High BTU Content)

Long Life Production and Reserves (30+ Years)

Takeaway Capacity (Enhanced in Rocky Mountain Region)

Leveraging New Technology

- **New technology leads to improved drilling efficiencies, reduced costs and increased production; including:**

  The use of directional drilling:
  - Reduces drilling costs, increases drilling success rates and reduces environmental impact – Pad drilling
  - Targeting the J-Sand/Codell/Niobrara formations

  New well completion and stimulation techniques:
  - Can triple the extraction of reserves over the life of the well – Refrac potential
  - Increases cash flow and investment returns

  Advanced horizontal drilling techniques:
  - Unlock Niobrara potential


SUSSEX
SHANNON
NIOBRARA
CODELL
J-SAND
A - BENCH
B - BENCH
C - BENCH
3,600′
4,500′
4,800′
7,000′
7,300′
7,500′
7,800′
8,000′

Synergy Resources Corporation
50 Wells Drilled

- Wattenberg Field
- TK Farms Wells-Sec.36, T7N, R66W- 5 wells in production
- Northridge Wells- Sec.4, T5N, R66W- 6 wells in production
- Wiedeman Wells-Sec.32, T6N, R66W- 4 wells in production
- Meyer Wells-Sec.21, T5N, R66W- 7 wells in production
- State Wells-Sec.16, T4N, R67W -8 wells in production
- M&T Farm Wells- Sec.10, T6N, R65W - 6 wells in production
- Pratt Wells- Sec.29, T1N, R68W- 14 wells drilled (6 are in production, 8 are being placed on pipeline)

Denver-Julesburg Basin


WYOMING
NEBRASKA
D-J BASIN
COLORADO
KANSAS
N
Wattenberg Field
Synergy Resources Corporate Offices: Platteville, Colorado
D-J BASIN
Denver

SYNERGY RESOURCES CORPORATION

Financial Profile and Recent Developments

SYNERGY RESOURCES CORPORATION

FINANCIAL PROFILE: NYSE/AMEX:SYRG

(metrics in million except per share statistics)

- 52 week stock price range: $1.95 - $4.90
- Share Price as of August 11, 2011 - $3.13
- Market Capitalization: $111.3
- Shares Outstanding: 35.57
- Warrants Outstanding: 14.9
- Options Outstanding: 4.5
- Current Float: 80%
- Avg. Vol - 3 months: 30,000
- Insiders Ownership: 20.0%

OPERATING PROFILE

(metrics in million and represent MRQ as of 5-31-2011)

- Revenue: $3.1
- EBITDA: $1.4
- Cash and Short-Term Investments: $11.1
- Debt Outstanding: $5.2
- Total Assets: $55.8

SYRG Lists on NYSE/AMEX July 26, 2011

Jan 12, 2011 – Closed on $18mm Private Placement ($16.7mm net) at $2.00 per share

Mar 21 & July 20, 2011 – Closed on Monetization of 3,739 Net Acres for $8.6 mm

Mar 21, 2011 – Closed on Leases Totaling 89,805 Gross Acres

March 31, 2011 – All $18.0 mm in Convertible Promissory Notes Converted into Common Stock.

May 25, 2011 – Completion of the "PEM" Petroleum Exploration and Management

June 13, 2011 – New Credit Facility: $7 Million Revolving Line of Credit

Revenue Growth Per Quarter

SYNERGY RESOURCES CORPORATION



$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
Revenue Mix for MRQ:
Oil = 79%
Gas = 19%
1Q November 2009
2Q February 2010
3Q May 2010
4Q August 2010
1Q November 2010
2Q February 2011
3Q May 2011

Summary of PEM Acquisition

SYNERGY RESOURCES CORPORATION

- The (" PEM ") Petroleum Exploration and Management Assets acquisition consist of:
  - 88 producing oil and gas wells (40 net wells)
  - Oil and gas leases covering approximately 6,968 gross acres (4,554 net) in the D-J Basin.
  - 2.7 MMBOE of proved reserves (41% Oil)
    - 73% Undeveloped
- 26 of the 88 gross wells were already operated by SYRG.
- Acquisition provides additional horizontal Niobrara drilling locations.
- 99.18% shareholder approval

Source: McCartney Engineering Reserve Report
Note: The reserve numbers presented reflect current market pricing and are not SEC defined valuations

Acreage and Well Growth

SYNERGY RESOURCES CORPORATION

SYRG Total Gross/Net Wells



140
120
100
80
60
40
20
0
Gross/Net Wells
0.75
2
3.8
11
9.1
25
16.8
36
32.6
40
46.1
56
88.8
124
1Q/Nov 2009
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2011
2Q/Feb 2011
8/10/2011

SYRG Total Net Acreage



160,000
120,000
80,000
40,000
0
Net Acreage
6,670
11,075
11,118
11,174
13,556
100,419
149,816
1Q/Nov 2009
2Q/Feb 2010
3Q/May 2010
4Q/Aug 2010
1Q/Nov 2011
2Q/Feb 2011
8/10/2011

Summary

- The management team has a well-defined and clear plan for creating shareholder value which includes:
  - Continuing to expand our acreage footprint
  - Utilize an aggressive drilling program in proven low-risk areas with predicable rates-of-return
  - Leverage management's significant experience and expertise in the basin
  - Leave the Niobrara potential behind pipe until the best practices are vetted out by the larger players

